UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) July 16, 2008
Ciena Corporation

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

0-21969	23-2725311

(Commission File Number)	(IRS Employer Identification No.)

1201 Winterson Road, Linthicum, MD	21090

(Address of Principal Executive Offices)	(Zip Code)
(410) 865-8500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.06 – MATERIAL IMPAIRMENTS
          On July 18, 2008, Ciena Corporation issued a press release relating to the impairment of its investments in commercial paper issued by two structured investment vehicles. On July 16, 2008, Ciena received updated valuation information from its investment manager associated with an auction process for the assets of one of these structured investment vehicles, and Ciena concluded that an other-than-temporary impairment of these investments had occurred. The information contained in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K is incorporated by reference into this Item 2.06.
ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS
     (c) The following exhibit is being filed herewith:

Exhibit Number	Description of Document

Exhibit 99.1	Text of press release dated July 18, 2008, issued by Ciena Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ciena Corporation
Date: July 18, 2008	By:	/S/ Russell B. Stevenson, Jr.
Russell B. Stevenson, Jr.
Senior Vice President, General Counsel and Secretary